UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2012

FEDERAL HOME LOAN MORTGAGE CORPORATION

(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	001-34139	52-0904874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2012, Ross J. Kari, Executive Vice President – Chief Financial Officer of Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) informed Freddie Mac of his intent to retire in the second half of 2013 following his 55th birthday. Kari has committed to stay with Freddie Mac until after a successor is appointed and a smooth transition has taken place. A copy of the press release related to the announcement is filed as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit
99.1	Press Release, dated December 19, 2012, issued by Freddie Mac

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ Donald H. Layton
Donald H. Layton Chief Executive Officer

Date: December 19, 2012

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press Release, dated December 19, 2012, issued by Freddie Mac